Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 3 TO THE
CREDIT AGREEMENT

Dated as of April 28, 2017

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among HONEYWELL INTERNATIONAL INC. (the “Company”), the other borrowers parties to the Credit Agreement referred to below, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)       The Company, the Lenders and the Agent have entered into an Amended and Restated Five Year Credit Agreement dated as of July 10, 2015, as amended by Amendment No. 1 dated as of September 30, 2015 and by Amendment No. 2 dated as of April 29, 2016 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)       The Company has requested that the Termination Date be extended from July 10, 2021 to April 28, 2022.

(3)       The Company and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) The definition of “Issuing Bank” in Section 1.01 is replaced in its entirety with the following:

“Issuing Bank” means each Lender that expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Letter of Credit Commitment and its Applicable Lending Office (which information shall be recorded by the Administrative Agent in the Register), for so long as such Lender shall have a Letter of Credit Commitment.

(b) The definition of “Letter of Credit Commitment” in Section 1.01 is replaced in its entirety with the following:

“Letter of Credit Commitment” means, with respect to each Issuing Bank at any time, the obligation of such Issuing Bank to issue Letters of Credit to any Borrower in the amount set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.06(c) as such Issuing Bank’s “Letter of Credit

Commitment”, as such amount may be reduced prior to such time pursuant to Section 2.06.

(c) The definition of “S&P” in Section 1.01 is amended by deleting the first reference therein to “Standard & Poor’s” and substituting therefor the phrase “S&P Global Ratings”.

(d)       Section 2.19(a) is amended by deleting the phrase “any anniversary of the Restatement Date” and substituting therefor the phrase “any anniversary of April 28, 2017”.

(e)       Schedule I is amended by deleting the column “Letter of Credit Commitment”.

SECTION 2.      Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment to April 28, 2022, effective as of the date first above written. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement, other than the provisions of Section 2.19 of the Credit Agreement that specify (i) the date to which the Commitments are extended, (ii) the time frames in respect of the Company’s request for an extension of the Termination Date and (iii) the date by which Consenting Lenders submit responses, which provisions are hereby waived.

SECTION 3.      Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Majority Lenders.

SECTION 4.      Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement are true and correct on and as of the date hereof and (ii) no Default has occurred and is continuing.

SECTION 5.      Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)               The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)        This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 6.      Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7.      Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HONEYWELL INTERNATIONAL INC.

By: /s/ John J. Tus

Name: John J. Tus

Title: Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent and an Initial Lender

By: /s/ Susan M. Olsen

Name: Susan M. Olsen

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

CITIBANK, N.A.

by

/s/ Susan M. Olsen

Name: Susan M. Olsen

Title: Vice President

CONSENT to extension of Termination Date:

CITIBANK, N.A.

by

/s/ Susan M. Olsen

Name: Susan M. Olsen

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

JPMORGAN CHASE BANK, N.A.

by

/s/ Robert D. Bryant

Name: Robert D. Bryant

Title: Executive Director

CONSENT to extension of Termination Date:

JPMORGAN CHASE BANK, N.A.

by

/s/ Robert D. Bryant

Name: Robert D. Bryant

Title: Executive Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANK OF AMERICA, N.A.

by

/s/ Lindsay Kim

Name: Lindsay Kim

Title: Vice President

CONSENT to extension of Termination Date:

BANK OF AMERICA, N.A.

by

/s/ Lindsay Kim

Name: Lindsay Kim

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BARCLAYS BANK PLC

by

/s/ Craig Malloy

Name: Craig Malloy

Title: Director

CONSENT to extension of Termination Date:

BARCLAYS BANK PLC

by

/s/ Craig Malloy

Name: Craig Malloy

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DEUTSCHE BANK AG NEW YORK BRANCH

by

/s/ Ming K. Chu

Name: Ming K. Chu

Title: Director

/s/ Virginia Cosenza

Name: Virginia Cosenza

Title: Vice President

CONSENT to extension of Termination Date:

DEUTSCHE BANK AG NEW YORK BRANCH

by

/s/ Ming K. Chu

Name: Ming K. Chu

Title: Director

/s/ Virginia Cosenza

Name: Virginia Cosenza

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

GOLDMAN SACHS BANK USA

by

/s/ Ryan Durkin

Name: Ryan Durkin

Title: Authorized Signatory

CONSENT to extension of Termination Date:

GOLDMAN SACHS BANK USA

by

/s/ Ryan Durkin

Name: Ryan Durkin

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by

/s/ Maria Iarriccio

Name: Maria Iarriccio

Title: Director

CONSENT to extension of Termination Date:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by

/s/ Maria Iarriccio

Name: Maria Iarriccio

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

MORGAN STANLEY BANK, N.A.

by

/s/ Michael King

Name: Michael King

Title: Authorized Signatory

CONSENT to extension of Termination Date:

MORGAN STANLEY BANK, N.A.

by

/s/ Michael King

Name: Michael King

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION

by

/s/ Ashley Walsh

Name: Ashley Walsh

Title: Director

CONSENT to extension of Termination Date:

WELLS FARGO BANK, NATIONAL ASSOCIATION

by

/s/ Ashley Walsh

Name: Ashley Walsh

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANCO BILBAO VISCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by

/s/ Brian Crowley

Name: Brian Crowley

Title: Managing Director

by

/s/ Cara Younger

Name: Cara Younger

Title: Director

CONSENT to extension of Termination Date:

BANCO BILBAO VISCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by

/s/ Brian Crowley

Name: Brian Crowley

Title: Managing Director

by

/s/ Cara Younger

Name: Cara Younger

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BNP PARIBAS

by

/s/ Nader Tannous

Name: Nader Tannous

Title: Managing Director

CONSENT to extension of Termination Date:

BNP PARIBAS

by

/s/ Todd Grossnickle

Name: Todd Grossnickle

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

HSBC BANK USA, N.A.

by

/s/ Patrick Mueller

Name: Patrick Mueller

Title: Director

CONSENT to extension of Termination Date:

HSBC BANK USA, N.A.

by

/s/ Patrick Mueller

Name: Patrick Mueller

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

by

/s/ Pin-Yen Shih

Name: Pin-Yen Shih

Title: Executive Director

by

/s/ Michael D’Anna

Name: Michael D’Anna

Title: Executive Director

CONSENT to extension of Termination Date:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

by

/s/ Pin-Yen Shih

Name: Pin-Yen Shih

Title: Executive Director

by

/s/ Michael D’Anna

Name: Michael D’Anna

Title: Executive Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

MIZUHO BANK, LTD.

by

/s/ Donna DeMagistris

Name: Donna DeMagistris

Title: Authorized Signatory

CONSENT to extension of Termination Date:

MIZUHO BANK, LTD.

by

/s/ Donna DeMagistris

Name: Donna DeMagistris

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

ROYAL BANK OF CANADA

by

/s/ Brij Grewal

Name: Brij Grewal

Title: Authorized Signatory

CONSENT to extension of Termination Date:

ROYAL BANK OF CANADA

by

/s/ Brij Grewal

Name: Brij Grewal

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

SOCIETE GENERALE

by

/s/ Shelley Yu

Name: Shelley Yu

Title: Director

CONSENT to extension of Termination Date:

SOCIETE GENERALE

by

/s/ Shelley Yu

Name: Shelley Yu

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

STANDARD CHARTERED BANK

by

/s/ Daniel Mattern

Name: Daniel Mattern

Title: Associate Director

CONSENT to extension of Termination Date:

STANDARD CHARTERED BANK

by

/s/ Daniel Mattern

Name: Daniel Mattern

Title: Associate Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

SUMITOMO MITSUI BANKING CORPORATION

by

/s/ Katsuyuki Kubo

Name: Katsuyuki Kubo

Title: Managing Director

CONSENT to extension of Termination Date:

SUMITOMO MITSUI BANKING CORPORATION

by

/s/ Katsuyuki Kubo

Name: Katsuyuki Kubo

Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE NORTHERN TRUST COMPANY

by

/s/ Andrew Holtz

Name: Andrew Holtz

Title: Senior Vice President

CONSENT to extension of Termination Date:

THE NORTHERN TRUST COMPANY

by

/s/ Andrew Holtz

Name: Andrew Holtz

Title: Senior Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE ROYAL BANK OF SCOTLAND PLC

by

/s/ Simon Hamill

Name: Simon Hamill

Title: Director

CONSENT to extension of Termination Date:

THE ROYAL BANK OF SCOTLAND PLC

by

/s/ Simon Hamill

Name: Simon Hamill

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

TORONTO DOMINION (TEXAS) LLC

by

/s/ Annie Dorval

Name: Annie Dorval

Title: Authorized Signatory

CONSENT to extension of Termination Date:

TORONTO DOMINION (TEXAS) LLC

by

/s/ Annie Dorval

Name: Annie Dorval

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

U.S. BANK NATIONAL ASSOCIATION

by

/s/ Mark Irey

Name: Mark Irey

Title: Vice President

CONSENT to extension of Termination Date:

U.S. BANK NATIONAL ASSOCIATION

by

/s/ Mark Irey

Name: Mark Irey

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

by

/s/ Robert Grillo

Name: Robert Grillo

Title: Director

CONSENT to extension of Termination Date:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

by

/s/ Robert Grillo

Name: Robert Grillo

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANK OF CHINA, NEW YORK BRANCH

by

/s/ Raymond Qiao

Name: Raymond Qiao

Title: Managing Director

CONSENT to extension of Termination Date:

BANK OF CHINA, NEW YORK BRANCH

by

/s/ Raymond Qiao

Name: Raymond Qiao

Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BAYERISCHE LANDESBANK, NEW YORK BRANCH

by

/s/ Rolf Siebert

Name: Rolf Siebert

Title: Executive Director

by

/s/ Matthew DeCarlo

Name: Matthew DeCarlo

Title: Senior Director

CONSENT to extension of Termination Date:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

by

/s/ Rolf Siebert

Name: Rolf Siebert

Title: Executive Director

by

/s/ Matthew DeCarlo

Name: Matthew DeCarlo

Title: Senior Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

by

/s/ Michael Madnick

Name: Michael Madnick

Title: Managing Director

by

/s/ Alistair Anderson

Name: Alistair Anderson

Title: Vice President

CONSENT to extension of Termination Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

by

/s/ Michael Madnick

Name: Michael Madnick

Title: Managing Director

by

/s/ Alistair Anderson

Name: Alistair Anderson

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DANSKE BANK A/S

by

/s/ Merete Ryvald

Name: Merete Ryvald

Title: Chief Loan Manager

by

/s/ Christian Roed Christensen

Name: Christian Roed Christensen

Title: Senior Loan Manager

CONSENT to extension of Termination Date:

DANSKE BANK A/S

by

/s/ Merete Ryvald

Name: Merete Ryvald

Title: Chief Loan Manager

by

/s/ Christian Roed Christensen

Name: Christian Roed Christensen

Title: Senior Loan Manager

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DBS BANK LTD.

by

/s/ Yeo How Ngee

Name: Yeo How Ngee

Title: Managing Director

CONSENT to extension of Termination Date:

DBS BANK LTD.

by

/s/ Yeo How Ngee

Name: Yeo How Ngee

Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANCO SANTANDER, S.A.

by

/s/ Alejandro Zela

Name: Alejandro Zela

Title: Associate

by

/s/ Paloma Garcia

Name: Paloma Garcia

Title: Vice President

CONSENT to extension of Termination Date:

BANCO SANTANDER, S.A.

by

/s/ Alejandro Zela

Name: Alejandro Zela

Title: Associate

by

/s/ Paloma Garcia

Name: Paloma Garcia

Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF NEW YORK MELLON CORPORATION

by

/s/ Daniel Koller

Name: Daniel Koller

Title: Authorized Signatory

CONSENT to extension of Termination Date:

THE BANK OF NEW YORK MELLON CORPORATION

by

/s/ Daniel Koller

Name: Daniel Koller

Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF NOVA SCOTIA

by

/s/ Mauricio Saishio

Name: Mauricio Saishio

Title: Director

CONSENT to extension of Termination Date:

THE BANK OF NOVA SCOTIA

by

/s/ Mauricio Saishio

Name: Mauricio Saishio

Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

UNICREDIT BANK AG, NEW YORK BRANCH

by

/s/ Ken Hamilton

Name: Ken Hamilton

Title: Managing Director

by

/s/ Eleni Athanasatos

Name: Eleni Athanasatos

Title: Associate Director

CONSENT to extension of Termination Date:

UNICREDIT BANK AG, NEW YORK BRANCH

by

/s/ Ken Hamilton

Name: Ken Hamilton

Title: Managing Director

by

/s/ Eleni Athanasatos

Name: Eleni Athanasatos

Title: Associate Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

by

/s/ Andrew R. Campbell

Name: Andrew R. Campbell

Title: Authorized Signatory

by

/s/ Dominic Sorresso

Name: Dominic Sorresso

Title: Associate Director

CONSENT to extension of Termination Date:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

by

/s/ Andrew R. Campbell

Name: Andrew R. Campbell

Title: Authorized Signatory

by

/s/ Dominic Sorresso

Name: Dominic Sorresso

Title: Associate Director

SIGNATURE PAGE

CONSENT to Amendment No. 3 dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

WESTPAC BANKING CORPORATION

by

/s/ Richard Yarnold

Name: Richard Yarnold

Title: Director

CONSENT to extension of Termination Date:

WESTPAC BANKING CORPORATION

by

/s/ Richard Yarnold

Name: Richard Yarnold

Title: Director